                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK

     (Including the Associated Junior Participating Stock Purchase Rights)
                                       of

                              ASARCO INCORPORATED

   Pursuant to the Offer to Purchase Dated September 27, 1999 as amended and supplemented by
 Supplement No. 1 Dated October 8, 1999 and Supplement No. 2 Dated October 26,
                                      1999

                                       to

                               ASMEX CORPORATION

                          A WHOLLY OWNED SUBSIDIARY OF

                           GRUPO MEXICO, S.A. DE C.V.

                   (not to be used for signature guarantees)

    This revised Notice of Guaranteed Delivery or the original (grey) Notice of Guaranteed Delivery previously distributed or a form substantially equivalent hereto, must be used to accept the Offer (as defined below) if certificates representing shares of common stock, without par value (the "Common Stock"), and/or Rights (as defined in the Offer to Purchase) (each a "Certificate") of ASARCO Incorporated, a New Jersey corporation, are not immediately available, if the procedure for book-entry transfer cannot be completed prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or if time will not permit all required documents to reach the Depositary prior to the Expiration Date. Such form may be delivered by hand, transmitted by facsimile transmission or mailed to the Depositary. See Section 3 of the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:

                                 CITIBANK, N.A.

         BY COURIER:                     BY MAIL:                       BY HAND:

       Citibank, N.A.                 Citibank, N.A.                 Citibank, N.A.
        915 Broadway                   P.O. Box 685              Corporate Trust Window
          5th Floor                 Old Chelsea Station        111 Wall Street, 5th Floor
  New York, New York 10010       New York, New York 10113       New York, New York 10043

    DELIVERY OF THIS REVISED NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an Eligible Institution under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

              THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED.

Ladies and Gentlemen:

    The undersigned hereby tenders to ASMEX Corporation, a Delaware corporation ("Purchaser") and a wholly owned subsidiary of Grupo Mexico, S.A. de C.V., a Mexican corporation, upon the terms and subject to the conditions set forth in Purchaser's Offer to Purchase dated September 27, 1999 as amended and supplemented by Supplement No. 1 dated October 8, 1999 and Supplement No. 2 dated October 26, 1999 (such Offer to Purchase, as amended and supplemented, the "Offer to Purchase") and the related revised (yellow) Letter of Transmittal, receipt of which is hereby acknowledged, the number of shares of common stock, without par value (the "Common Stock") and/or Rights (as defined in the Offer to Purchase), set forth below, of ASARCO Incorporated, a New Jersey corporation, pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.

Number of shares of Common Stock:                      Number of Rights

-------------------------------------------            -------------------------------------------
Certificate Nos. (if available):                       Certificate Nos. (if available):

-------------------------------------------            -------------------------------------------
-------------------------------------------            -------------------------------------------
Book-Entry Transfer Facility                           Book-Entry Transfer Facility

Account Number:                                        Account Number:

-------------------------------------------            -------------------------------------------
Dated:                                                 Dated:

, 1999                                                 , 1999

Name(s) of Record Holder(s):                           Name(s) of Record Holder(s):

-------------------------------------------            -------------------------------------------

     -------------------------------------------            -------------------------------------------
                   (Please Print)                                         (Please Print)

Address(es):                                           Address(es):

          -------------------------------------------            -------------------------------------------
          -------------------------------------------            -------------------------------------------
          -------------------------------------------            -------------------------------------------
                                           (Zip Code)                                             (Zip Code)

Area Code and Tel. No.:                                Area Code and Tel. No.:

-------------------------------------------            -------------------------------------------
-------------------------------------------            -------------------------------------------

Signature(s):                                          Signature(s):
-------------------------------------------            -------------------------------------------
-------------------------------------------            -------------------------------------------

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

    The undersigned, a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program, guarantees to deliver to the Depositary either Certificates, in proper form for transfer, or confirmation of book-entry transfer of such shares into the Depositary's account at The Depository Trust Company, in each case with delivery of a properly completed and duly executed original (blue) Letter of Transmittal or revised (yellow) Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other documents required by the original (blue) Letter of Transmittal or revised (yellow) Letter of Transmittal, within three New York Stock Exchange trading days after the date hereof.

    The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the original (blue) Letter of Transmittal or revised (yellow) Letter of Transmittal and Certificates to the Depositary within the time period shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

Name of Firm:
                                                                      (Authorized Signature)

Address:                                                                      Title:

                                                       Name:
                                           (Zip Code)                     (Please Print)

                                                       Dated: , 1999
Area Code and Tel. No.

NOTE: DO NOT SEND CERTIFICATES WITH THIS NOTICE. CERTIFICATES SHOULD BE SENT
      ONLY WITH YOUR LETTER OF TRANSMITTAL.

                                       3